UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2007

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2007, Trinity Industries, Inc. ("Trinity"), JPMorgan Chase Bank, N.A., as the Administrative Agent, and the lenders (the "Lenders") entered into the Fourth Amendment (the "Fourth Amendment") to the Second Amended and Restated Credit Agreement dated as of April 20, 2005 (the "Credit Amendment"). The Fourth Amendment increases the commitment of the Lenders from $350 million to $425 million and extends the termination date of the Credit Agreement to October 19, 2012.

A copy of the Fourth Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The description of the Fourth Amendment contained herein does not purport to be complete and is qualified in its entirety by the full text of the exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See "Item 1.01 – Entry into a Material Definitive Agreement."

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the Press Release issued by Trinity on October 22, 2007 regarding the Fourth Amendment.

Pursuant to General Instruction B.2 of Form 8-K, the information in Item 7.01 – Regulation FD Disclosure, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Trinity, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.18.5 Fourth Amendment to Second Amended and Restated Credit Agreement dated October 19, 2007, by and among Trinity Industries, Inc., JPMorgan Chase Bank, N.A., as the Administrative Agent, and the financial institutions parties thereto, as Lenders.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

99.1 Press Release, dated October 22, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

October 22, 2007	By:	William A. McWhirter II

Name: William A. McWhirter II
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.18.5	10.1 Fourth Amendment to Second Amended and Restated Credit Agreement dated October 19, 2007, by and among Trinity Industries, Inc., JPMorgan Chase Bank, N.A., as the Administrative Agent, and the financial institutions parties thereto, as Lenders.
99.1	Press Release, dated October 22, 2007.